PHOENIX FUNDS
                                  (the "Funds")

                             FIRST AMENDMENT TO THE
                AMENDED AND RESTATED PLAN PURSUANT TO RULE 18f-3
                                    under the
                         INVESTMENT COMPANY ACT OF 1940


That certain Amended and Restated Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940 duly adopted by the Board of Directors/Trustees of the Funds on November 19, 1997, is hereby amended as follows:

     The Board of Directors/Trustees has granted authority for the following additional Funds to issue Class C Shares:

             Phoenix Income and Growth Fund
             Phoenix Multi-Portfolio Fund: Phoenix International Fund Phoenix Worldwide Opportunities Fund

     Accordingly, Schedule A is amended as attached hereto.


     This Amendment was approved by the Board of Directors/Trustees at a meeting held on August 26, 1998.



                                            /s/ Thomas N. Steenburg
                                            ------------------------------------
                                            Assistant Secretary

                                   SCHEDULE A
                                   ----------

                                                       Class A   Class B      Class C    Class M
                                                       -------   -------      -------    -------
PHOENIX CALIFORNIA TAX EXEMPT BONDS, INC.                  X          X          --        --

PHOENIX EQUITY SERIES FUND:
             PHOENIX CORE EQUITY FUND                      X          X          X         X
             PHOENIX GROWTH AND INCOME  FUND               X          X          X         X

PHOENIX INCOME AND GROWTH FUND                             X          X          X         --

PHOENIX INVESTMENT TRUST 97:
             PHOENIX SMALL CAP VALUE FUND                  X          X          X         X
             PHOENIX VALUE EQUITY FUND                     X          X          X         X

PHOENIX MULTI-PORTFOLIO FUND:
         EMERGING MARKETS BOND PORTFOLIO                   X          X          X         X
         INTERNATIONAL PORTFOLIO                           X          X          X         --
         MID CAP PORTFOLIO                                 X          X          --        --
         REAL ESTATE SECURITIES PORTFOLIO                  X          X          --        --
         STRATEGIC INCOME PORTFOLIO                        X          X          X         X
         TAX-EXEMPT BOND PORTFOLIO                         X          X          --        --

PHOENIX MULTI-SECTOR FIXED INCOME FUND, INC.               X          X          X         X

PHOENIX MULTI-SECTOR SHORT TERM BOND FUND                  X          X          X         --

PHOENIX SERIES FUND:
         AGGRESSIVE GROWTH FUND SERIES                     X          X          --        --
         BALANCED FUND SERIES                              X          X          --        --
         CONVERTIBLE FUND SERIES                           X          X          --        --
         GROWTH FUND SERIES                                X          X          --        --
         HIGH YIELD FUND SERIES                            X          X          X         X
         MONEY MARKET FUND SERIES                          X          X          X         X
         U.S. GOVERNMENT SECURITIES FUND                   X          X          --        --
                  SERIES

PHOENIX STRATEGIC EQUITY SERIES FUND:
         EQUITY OPPORTUNITIES FUND                         X          X          --        --
         MICRO CAP FUND                                    X          X          --        --
         SMALL CAP FUND                                    X          X          --        --
         STRATEGIC THEME FUND                              X          X           X         X

PHOENIX STRATEGIC ALLOCATION FUND, INC.                    X          X          --        --

PHOENIX WORLDWIDE OPPORTUNITIES FUND                       X          X          X         --